SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004


                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



            Date of Report
(Date of earliest event reported)  October 28, 2001
                                   ----------------


                         HUGHES ELECTRONICS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



      STATE OF DELAWARE                0-26035                 52-1106564
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                     Identification No.)



   200 North Sepulveda Boulevard
   El Segundo, California                                      90245
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)





Registrant's telephone number, including area code       (310) 662-9688
                                                         --------------

ITEM 5. OTHER EVENTS.

On October 28, 2001, General Motors Corporation and its subsidiary Hughes Electronics Corporation, together with EchoStar Communications Corporation, announced the signing of definitive agreements that provide for the spin-off of Hughes from GM and the merger of Hughes with EchoStar. See the press release and the selected transaction documents identified as exhibits in Item 7 below, each of which is incorporated herein by reference to the Current Report on Form 8-K of General Motors Corporation filed on October 31, 2001.

In connection with the proposed transactions, General Motors, Hughes and EchoStar intend to file relevant materials with the Securities and Exchange Commission, including one or more Registration Statement(s) on Form S-4 that contain a prospectus and proxy/consent solicitation statement. Because those documents will contain important information, holders of GM $1-2/3 and GM Class H common stock are urged to read them, if and when they become available. When filed with the SEC, they will be available for free at the SEC's website, www.sec.gov, and GM stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from General Motors. Such documents are not currently available.

General Motors and its directors and executive officers, Hughes and certain of its officers, and EchoStar and certain of its executive officers may be deemed to be participants in GM's solicitation of proxies or consents from the holders of GM $1-2/3 common stock and GM Class H common stock in connection with the proposed transactions. Information regarding the participants and their interest in the solicitation of proxies or consents from the holders of GM $1-2/3 common stock and GM Class H common stock in connection with the proposed transactions was filed pursuant to Rule 425 with the Securities and Exchange Commission by each of GM, Hughes and EchoStar on October 29, 2001.

Investors may obtain additional information regarding the interests of the participants by reading the prospectus and proxy/consent solicitation statement if and when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

EXHIBIT NO.                                  DESCRIPTION

99.1 Press Release, dated October 28, 2001 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of General Motors Corporation, filed on October 31, 2001).

99.2 Agreement and Plan of Merger, dated October 28, 2001, by and between EchoStar Communications Corporation and Hughes Electronics Corporation (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of General Motors Corporation, filed on October 31, 2001).

99.3 Implementation Agreement, dated October 28, 2001, by and among General Motors Corporation, Hughes Electronics Corporation and EchoStar Communications Corporation (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K of General Motors Corporation, filed on October 31, 2001).

99.4 Separation Agreement, dated October 28, 2001, by and between General Motors Corporation and Hughes Electronics Corporation (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K of General Motors Corporation, filed on October 31, 2001).

99.5 Stock Purchase Agreement, dated October 28, 2001, by and among EchoStar Communications Corporation, Hughes Electronics Corporation, Hughes Communications Galaxy, Inc., Hughes Communications Satellite Services, Inc. and Hughes Communications, Inc. (incorporated by reference to Exhibit
                    99.5 to the Current Report on Form 8-K of General Motors Corporation, filed on October 31, 2001).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               HUGHES ELECTRONICS CORPORATION
                                               ------------------------------
                                                         (Registrant)
Date  October 31, 2001
      ----------------
                                               By /s/ Michael J. Gaines
                                                  -----------------------------
                                                  Michael J. Gaines
                                                  Chief Financial Officer